UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): April 4, 2008

                               PROPALMS, INC.
            Exact Name of Registrant as Specified in its Charter)

                                   NEVADA
               (State or Other Jurisdiction of Incorporation)

                000-52980                          22-3351399
         (Commission File Number)                (IRS Employer
                                              Identification No.)

     Unit 7, The Maltings Castlegate
           Malton, N. Yorkshire
              United Kingdom                        Y017 7DP
          (Address of Principal                    (Zip Code)
            Executive Office)


                             011-44-1653-696270
            (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


   ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
              IN FISCAL YEAR.

        On April 4, 2008, the board of directors and an approximately 80% majority of the stockholders entitled to vote of Propalms, Inc., a Nevada corporation ("Propalms") adopted by written consent an Amendment to Propalms' Articles of Incorporation changing the Corporation's fiscal year to end from December 31 of each year to January 31 of each year. The effective date of the amendment was April 4, 2008. A copy of these Articles of Amendment, as filed with the Secretary of State of the State of Nevada on April 4, 2008, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

   ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (d)
   Exhibit
   Number          Description
   -------         -----------
   3.1             Articles of Amendment, dated April 4, 2008, to
                   the Articles of Incorporation.


                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROPALMS, INC.


   Date:  April 8, 2008               By: /s/ Robert Zysblat
                                          ------------------------------
                                          Robert Zysblat,
                                          President


                                EXHIBIT INDEX

    Exhibit
    Number          Description
    -------         -----------
    3.1             Articles of Amendment, dated April 4, 2008, to the
                    Articles of Incorporation.